Media Contact:
Dana Stelsel
Director, Communications
(765) 771-5766
dana.stelsel@onewabash.com

Investor Relations:
Ryan Reed
Sr Director, Corporate Development & Investor Relations
(765) 490-5664
ryan.reed@onewabash.com

Wabash Announces Second Quarter 2022 Results

▪Record quarterly revenue of $642.8 million on increasing new trailer shipments
▪Operating income of $35.9 million as operating margin continued improving to 5.6%
▪Diluted earnings per share of $0.46, within prior outlook range
▪Robust backlog of $2.3B sets second quarter record; increases 71% YoY
▪2022 outlook for revenue and EPS maintained at $2.5B and $1.90, respectively

LAFAYETTE, Ind. – July 27, 2022 – Wabash (NYSE: WNC), the innovation leader of connected solutions for the transportation, logistics and distribution industries, today reported results for the quarter ended June 30, 2022.
Net sales for the second quarter 2022 of $642.8 million increased 43.0% versus the prior year quarter as the Company continued to ramp production in light of strong customer demand. Consolidated gross profit was $78.0 million, or 12.1% of sales. Operating income was $35.9 million, or 5.6% of sales during the quarter. Diluted earnings per share was $0.46, within the range of the Company's prior quarterly outlook.
Total company backlog as of June 30, 2022 was approximately $2.3 billion, an increase of $1 billion compared to the same quarter last year. Wabash's backlog represents a second quarter record and exceeds the prior Q2 high by approximately 71%.
“During the second quarter, Wabash generated an all-time quarterly sales record of $643 million as demand for our portfolio of connected solutions remained robust," explained Brent Yeagy, president and chief executive officer. “Yet another quarter of sequential improvement in operating margins has brought our EBITDA generation back to levels not seen since mid-2019. Strengthening financial performance continues to give us confidence in achieving our full year EPS outlook of $1.90.”
For the full-year ending December 31, 2022, the company maintained its outlook for revenue of $2.5 billion and EPS of $1.90.

“Because of the heavily seasonal nature of trailer ordering, industry backlogs typically decline around 15 percent during the second quarter as shipments eat into the order book. Demand remains very strong as evidenced by our backlog remaining at $2.3 billion from the first quarter to the second quarter, particularly in light of record shipments during Q2," said Yeagy. "Beyond our productive conversations regarding 2023 build slots, I am particularly pleased by customers' willingness to think beyond next year's order cycle to engage in planning a shared vision for the longer term.”
Business Segment Highlights
The table below is a summary of select segment operating and financial results prior to the elimination of intersegment sales for the second quarter of 2022 and 2021. A complete disclosure of the results by individual segment is included in the tables following this release.

	Wabash National Corporation
Three Months Ended June 30,	2022	2021
New Units Shipped
Trailers	13,670	11,595
Truck bodies	3,970	4,800

	Transportation Solutions		Parts & Services
Three Months Ended June 30,	2022	2021	2022	2021
	(Unaudited, dollars in thousands)
Net sales	$595,982	$402,177	$50,395	$48,752
Gross profit	$66,055	$46,660	$11,830	$10,262
Gross profit margin	11.1%	11.6%	23.5%	21.0%
Income from operations	$47,973	$26,815	$8,138	$8,061
Income from operations margin	8.0%	6.7%	16.1%	16.5%
Adjusted income from operations	$47,973	$26,815	$8,138	$6,187
Adjusted income from operations margin	8.0%	6.7%	16.1%	12.7%
Transportation Solutions’ net sales for the second quarter were $596.0 million, an increase of 48.2%, as compared to the prior year quarter, as operations continued to scale up. Operating income was $48.0 million or 8.0% of sales during the quarter.
Parts & Services' net sales for the second quarter were $50.4 million, an increase of 3.4% as compared to the prior year quarter. Operating income was $8.1 million, or 16.1% of sales during the quarter. Parts & Services' second quarter 2021 financial results include Extract Technology, which was divested June 30, 2021.
Non-GAAP Measures
In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the financial information included in this release contains non-GAAP financial measures, including operating EBITDA, free cash flow, adjusted operating income and margin, adjusted net income attributable to common stockholders, adjusted diluted earnings per share, adjusted segment EBITDA, and adjusted segment EBITDA margin. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures and results calculated in accordance with GAAP, including net income, and reconciliations to GAAP financial statements should be carefully evaluated.
Operating EBITDA includes noncontrolling interest and is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, impairment and other, net, and other non-operating income and expense (including any loss on debt extinguishment charges). Management believes providing operating EBITDA is useful for investors to understand the Company’s performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation of operating EBITDA, when combined with the GAAP presentations of operating income and net income, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of operating EBITDA to net income is included in the tables following this release.

Free cash flow is defined as net cash provided by (used in) operating activities minus cash payments for capital expenditures. Management believes providing free cash flow is useful for investors to understand the Company’s performance and results of cash generation period to period with the exclusion of the item identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash provided by operating activities, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of free cash flow to cash used in operating activities is included in the tables following this release.
Adjusted operating income and margin, non-GAAP financial measures, exclude certain costs, expenses, other charges, gains or income that are included in the determination of operating income under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income and margin excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income and margin to provide investors with a better understanding of the Company’s view of our results as compared to prior periods. A reconciliation of adjusted operating income to operating income, the most comparable GAAP financial measure, is included in the tables following this release.
Adjusted net income attributable to common stockholders and adjusted diluted earnings per share reflect adjustments for debt transactions and the impact of sales and divestitures, and the related tax effects of these adjustments. Management believes providing adjusted measures and excluding certain items facilitates comparisons to the Company’s prior year periods and, when combined with the GAAP presentation of net income and diluted net income per share, is beneficial to an investor’s understanding of the Company’s performance.
Adjusted segment EBITDA, a non-GAAP financial measure, includes noncontrolling interest and is calculated by adding back segment depreciation and amortization expense to segment operating income, and excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income under GAAP, but that management would not consider important in evaluating the quality of the Company’s segment operating results as they are not indicative of each segment's core operating results or may obscure trends useful in evaluating the segment's continuing activities. Adjusted segment EBITDA Margin is calculated by dividing Adjusted segment EBITDA by segment total net sales. A reconciliation of adjusted segment EBITDA to income from operations is included in the tables following this release.
Second Quarter 2022 Conference Call
Wabash will discuss its results during its quarterly investor conference call on Wednesday, July 27, 2022, beginning at 11:00 a.m. EDT. The call and an accompanying slide presentation will be accessible on the "Investors" section of the Company’s website at www.onewabash.com. The conference call will also be accessible by dialing (888) 440-6928, conference ID 6579482. A replay of the call will be available on the site shortly after the conclusion of the presentation.
About
Wabash (NYSE: WNC) is the visionary leader of connected solutions for the transportation, logistics and distribution industries that is Changing How the World Reaches You®. Headquartered in Lafayette, Indiana, the company enables customers to thrive by providing insight into tomorrow and delivering pragmatic solutions today to move everything from first to final mile. Wabash designs, manufactures, and services a diverse range of products, including: dry freight and refrigerated trailers, flatbed trailers, tank trailers, dry and refrigerated truck bodies, structural composite panels and products, trailer aerodynamic solutions, and specialty food grade processing equipment. Learn more at www.onewabash.com.
Safe Harbor Statement
This press release contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey the Company’s current expectations or forecasts of future events. All statements contained in this press release other than statements of historical fact are forward-looking statements. These forward-looking statements include, among other things, all statements regarding the Company’s outlook for trailer and truck body shipments, backlog, expectations regarding demand levels for trailers, truck bodies, non-trailer equipment and our other diversified product offerings, pricing, profitability and earnings, cash flow and liquidity, opportunity to capture higher margin sales, new product innovations, our growth and diversification strategies, our expectations for improved financial performance during the course of the year and our expectations with regards to capital allocation. These and the Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include a continued or prolonged shutdown or reduction of our operations, substantially reduced customer orders or sales volumes and supply disruptions due to the coronavirus (COVID-19) outbreak, the continued integration of Supreme into the Company’s business, adverse reactions to the transaction by customers, suppliers or strategic partners, uncertain economic conditions including the possibility that customer demand may not meet our expectations, increased competition, reliance on certain customers and corporate partnerships, risks of customer pick-up delays, shortages and costs of raw materials including the impact of tariffs or other international trade developments, risks in implementing and sustaining improvements in the Company’s manufacturing operations and cost containment, dependence on industry trends and timing, supplier constraints, labor costs and availability, customer acceptance of and reactions to pricing changes and costs of indebtedness. Readers should review and consider the various disclosures made by the Company in this press release and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q.
# # #

WABASH NATIONAL CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited - dollars in thousands)

	June 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$138,484	$71,778
Accounts receivable, net	231,625	176,511
Inventories, net	305,338	237,621
Prepaid expenses and other	31,980	43,795
Total current assets	707,427	529,705
Property, plant, and equipment, net	242,636	232,425
Goodwill	188,440	188,443
Intangible assets, net	105,599	114,441
Other assets	46,203	42,057
Total assets	$1,290,305	$1,107,071
Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt	$—	$—
Current portion of finance lease obligations	—	59
Accounts payable	304,761	173,950
Other accrued liabilities	127,927	115,316
Total current liabilities	432,688	289,325
Long-term debt	454,506	428,315
Deferred income taxes	33,864	36,019
Other non-current liabilities	30,889	27,873
Total liabilities	951,947	781,532
Commitments and contingencies
Noncontrolling interest	187	—
Wabash National Corporation stockholders’ equity:
Common stock 200,000,000 shares authorized, $0.01 par value, 48,701,087 and 48,954,482 shares outstanding, respectively	764	759
Additional paid-in capital	659,355	653,978
Retained earnings	118,771	92,111
Accumulated other comprehensive (loss) income	(5,226)	859
Treasury stock at cost, 27,816,488 and 27,013,275 common shares, respectively	(435,493)	(422,168)
Total Wabash National Corporation stockholders' equity	338,171	325,539
Total liabilities, noncontrolling interest, and equity	$1,290,305	$1,107,071

WABASH NATIONAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited - dollars in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net sales	$642,769	$449,422	$1,189,530	$841,425
Cost of sales	564,735	393,814	1,053,441	738,651
Gross profit	78,034	55,608	136,089	102,774
General and administrative expenses	30,944	22,907	57,276	45,774
Selling expenses	7,376	6,065	13,585	12,730
Amortization of intangible assets	3,803	5,799	8,842	11,597
Impairment and other, net	3	(1,847)	343	(1,226)
Income from operations	35,908	22,684	56,043	33,899
Other income (expense):
Interest expense	(5,218)	(6,034)	(10,131)	(12,184)
Other, net	(327)	(413)	(398)	(427)
Other expense, net	(5,545)	(6,447)	(10,529)	(12,611)
Income before income tax expense	30,363	16,237	45,514	21,288
Income tax expense	7,624	3,985	10,701	5,819
Net income	22,739	12,252	34,813	15,469
Net income attributable to noncontrolling interest	187	—	187	—
Net income attributable to common stockholders	$22,552	$12,252	$34,626	$15,469

Net income attributable to common stockholders per share:
Basic	$0.46	$0.24	$0.71	$0.30
Diluted	$0.46	$0.24	$0.70	$0.29
Weighted average common shares outstanding (in thousands):
Basic	49,034	51,272	49,019	51,697
Diluted	49,535	51,989	49,662	52,472

Dividends declared per share	$0.08	$0.08	$0.16	$0.16

WABASH NATIONAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited - dollars in thousands)

	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities
Net income	$34,813	$15,469
Adjustments to reconcile net income to net cash provided by (used in) operating activities
Depreciation	16,482	12,881
Amortization of intangibles	8,842	11,597
Net gain on sale of property, plant and equipment and business divestiture	(642)	(2,043)
Loss on debt extinguishment	—	452
Deferred income taxes	(139)	(1,799)
Stock-based compensation	4,647	4,216
Impairment	986	817
Non-cash interest expense	426	591
Accounts receivable	(55,114)	(25,758)
Inventories	(67,717)	(89,733)
Prepaid expenses and other	814	2,500
Accounts payable and accrued liabilities	142,869	56,074
Other, net	(3,593)	1,650
Net cash provided by (used in) operating activities	$82,674	$(13,086)
Cash flows from investing activities
Cash payments for capital expenditures	(22,369)	(11,063)
Proceeds from the sale of assets	1,445	20,978
Net cash (used in) provided by investing activities	$(20,924)	$9,915
Cash flows from financing activities
Proceeds from exercise of stock options	735	1,450
Dividends paid	(8,278)	(8,437)
Borrowings under revolving credit facilities	56,739	232
Payments under revolving credit facilities	(30,773)	(232)
Principal payments under finance lease obligations	(59)	(172)
Principal payments under term loan credit facility	—	(30,000)
Debt issuance costs paid	(83)	—
Stock repurchases	(13,325)	(41,302)
Net cash provided by (used in) financing activities	$4,956	$(78,461)
Cash and cash equivalents:
Net increase (decrease) in cash, cash equivalents, and restricted cash	$66,706	$(81,632)
Cash, cash equivalents, and restricted cash at beginning of period	71,778	217,677
Cash, cash equivalents, and restricted cash at end of period	$138,484	$136,045

WABASH NATIONAL CORPORATION
SEGMENTS AND RELATED INFORMATION
(Unaudited - dollars in thousands)

	Wabash National Corporation
Three Months Ended June 30,	2022	2021
Units Shipped
New trailers	13,670	11,595
New truck bodies	3,970	4,800
Used trailers	40	15

Three Months Ended June 30,	Transportation Solutions	Parts & Services	Corporate and Eliminations	Consolidated
2022
New Trailers	$508,430	$188	$(361)	$508,257
Used Trailers	—	1,120	—	1,120
Components, parts and service	—	37,473	—	37,473
Equipment and other	87,552	11,614	(3,247)	95,919
Total net external sales	$595,982	$50,395	$(3,608)	$642,769
Gross profit	$66,055	$11,830	$149	$78,034
Income (loss) from operations	$47,973	$8,138	$(20,203)	$35,908
Adjusted income (loss) from operations[1]	$47,973	$8,138	$(20,203)	$35,908

2021
New Trailers	$321,833	$—	$—	$321,833
Used Trailers	—	378	—	378
Components, parts and service	—	34,260	—	34,260
Equipment and other	80,344	14,114	(1,507)	92,951
Total net external sales	$402,177	$48,752	$(1,507)	$449,422
Gross profit	$46,660	$10,262	$(1,314)	$55,608
Income (loss) from operations	$26,815	$8,061	$(12,192)	$22,684
Adjusted income (loss) from operations[1]	$26,815	$6,187	$(12,192)	$20,810

1 Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company’s view of our results as compared to prior periods.

WABASH NATIONAL CORPORATION
SEGMENTS AND RELATED INFORMATION
(Unaudited - dollars in thousands)

	Wabash National Corporation
Six Months Ended June 30,	2022	2021
Units Shipped
New trailers	25,545	21,255
New truck bodies	7,510	9,570
Used trailers	60	55

Six Months Ended June 30,	Transportation Solutions	Parts & Services	Corporate and Eliminations	Consolidated
2022
New Trailers	$946,393	$242	$(672)	$945,963
Used Trailers	—	1,689	—	1,689
Components, parts and service	—	71,037	—	71,037
Equipment and other	151,654	24,135	(4,948)	170,841
Total net external sales	$1,098,047	$97,103	$(5,620)	$1,189,530
Gross profit	$113,737	$22,352	$—	$136,089
Income (loss) from operations	$79,670	$14,927	$(38,554)	$56,043
Adjusted income (loss) from operations[1]	$79,670	$14,927	$(38,554)	$56,043

2021
New Trailers	$590,763	$—	$—	$590,763
Used Trailers	165	1,225	—	1,390
Components, parts and service	—	26,362	—	26,362
Equipment and other	156,368	69,760	(3,218)	222,910
Total net external sales	$747,296	$97,347	$(3,218)	$841,425
Gross profit	$84,988	$20,728	$(2,942)	$102,774
Income (loss) from operations	$43,438	$14,445	$(23,984)	$33,899
Adjusted income (loss) from operations[1]	$43,438	$12,571	$(23,984)	$32,025

1 Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company’s view of our results as compared to prior periods.

WABASH NATIONAL CORPORATION
SEGMENT AND COMPANY FINANCIAL INFORMATION
(Unaudited - dollars in thousands)

Adjusted Operating Income[1]	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Transportation Solutions
Income from operations	$47,973	$26,815	$79,670	$43,438
Adjustments:
N/A	—	—	—	—
Adjusted operating income	47,973	26,815	$79,670	$43,438

Parts & Services
Income from operations	8,138	8,061	14,927	14,445
Adjustments:
Gain on divestiture of Extract Technology	—	(1,874)	—	(1,874)
Adjusted operating income	8,138	6,187	14,927	12,571

Corporate
Loss from operations	(20,203)	(12,192)	(38,554)	(23,984)
Adjustments:
N/A	—	—	—	—
Adjusted operating loss	(20,203)	(12,192)	(38,554)	(23,984)

Consolidated
Income from operations	35,908	22,684	$56,043	$33,899
Adjustments:
Gain on divestiture of Extract Technology	—	(1,874)	—	(1,874)
Adjusted operating income	$35,908	$20,810	$56,043	$32,025

1 Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company’s view of our results as compared to prior periods.

WABASH NATIONAL CORPORATION
RECONCILIATION OF GAAP FINANCIAL MEASURES TO
NON-GAAP FINANCIAL MEASURES
(Unaudited - dollars in thousands, except per share amounts)

Operating EBITDA[1]:	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income	$22,739	$12,252	$34,813	$15,469
Income tax expense	7,624	3,985	10,701	5,819
Interest expense	5,218	6,034	10,131	12,184
Depreciation and amortization	12,060	12,248	25,324	24,478
Stock-based compensation	2,370	2,184	4,647	4,216
Impairment and other, net	3	(1,847)	343	(1,226)
Other, net	327	413	398	427
Operating EBITDA	$50,341	$35,269	$86,357	$61,367

Adjusted Net Income Attributable to Common Stockholders[2]:	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income attributable to common stockholders	$22,552	$12,252	$34,626	$15,469
Adjustments:
Loss on debt extinguishment	—	452	—	452
Gain on divestiture of Extract Technology	—	(1,874)	—	(1,874)
Tax effect of aforementioned items	—	327	—	327
Adjusted net income attributable to common stockholders	$22,552	$11,157	$34,626	$14,374

Adjusted Diluted Earnings Per Share[2]:	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Diluted earnings per share	$0.46	$0.24	$0.70	$0.29
Adjustments:
Loss on debt extinguishment	—	0.01	—	0.01
Gain on divestiture of Extract Technology	—	(0.04)	—	(0.04)
Tax effect of aforementioned items	—	—	—	0.01
Adjusted diluted earnings per share	$0.46	$0.21	$0.70	$0.27

Weighted average diluted shares outstanding (in thousands)	49,535	51,989	49,662	52,472

1 Operating EBITDA includes noncontrolling interest and is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, impairment and other, net, and other non-operating income and expense (including any loss on debt extinguishment charges). Management believes providing operating EBITDA is useful for investors to understand the Company’s performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation of operating EBITDA, when combined with the GAAP presentations of operating income and net income, is beneficial to an investor’s understanding of the Company’s operating performance.
2 Adjusted net income attributable to common stockholders and adjusted diluted earnings per share reflect adjustments for debt transactions and the impact of sales and divestitures, and the related tax effects of these adjustments.

WABASH NATIONAL CORPORATION
RECONCILIATION OF FREE CASH FLOW1
(Unaudited - dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net cash provided by (used in) operating activities	$117,241	$9,318	$82,674	$(13,086)
Cash payments for capital expenditures	(12,420)	(6,898)	(22,369)	(11,063)
Free cash flow[1]	$104,821	$2,420	$60,305	$(24,149)

1 Free cash flow is defined as net cash provided by (used in) operating activities minus cash payments for capital expenditures. Management believes providing free cash flow is useful for investors to understand the Company’s performance and results of cash generation period to period with the exclusion of the item identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash used in operating activities, is beneficial to an investor’s understanding of the Company’s operating performance.

WABASH NATIONAL CORPORATION
RECONCILIATION OF ADJUSTED SEGMENT EBITDA1
AND ADJUSTED SEGMENT EBITDA MARGIN1
(Unaudited - dollars in thousands)

	Transportation Solutions		Parts & Services
Three Months Ended June 30,	2022	2021	2022	2021
Income from operations	$47,973	$26,815	$8,138	$8,061
Depreciation and amortization	10,705	10,452	643	1,298
Impairment and other, net	2	7	—	(1,855)
Adjusted segment EBITDA	$58,680	$37,274	$8,781	$7,504

Adjusted segment EBITDA margin	9.8%	9.3%	17.4%	15.4%

	Transportation Solutions		Parts & Services
Six Months Ended June 30,	2022	2021	2022	2021
Income from operations	$79,670	$43,438	$14,927	$14,445
Depreciation and amortization	22,238	20,837	1,678	2,613
Impairment and other, net	(619)	826	(10)	(2,052)
Adjusted segment EBITDA	$101,289	$65,101	$16,595	$15,006

Adjusted segment EBITDA margin	9.2%	8.7%	17.1%	15.4%

1 Adjusted segment EBITDA, a non-GAAP financial measure, includes noncontrolling interest and is calculated by adding back segment depreciation and amortization expense to segment operating income, and excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income under GAAP, but that management would not consider important in evaluating the quality of the Company’s segment operating results as they are not indicative of each segment's core operating results or may obscure trends useful in evaluating the segment's continuing activities. Adjusted segment EBITDA margin is calculated by dividing Adjusted segment EBITDA by segment total net sales.